UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

BNC Mortgage Loan Trust 2007-1
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

333-133985
(Commission File Number)

Delaware	74-2440850
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor, New York, NY 10019
(Address of principal executive offices, with zip code)

(212) 526-7000
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Registrant registered issuances of its BNC Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $939,457,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its BNC Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 on February 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 20, 2007, as supplemented by the Prospectus Supplement dated February 23, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On February 28, 2007, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B1	$12,213,000
Class B2	$10,748,000
Class X	Notional
Class P	$100
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2007, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans with an aggregate outstanding principal balance of approximately $977,074,930 as of February 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Description
4.1
Trust Agreement dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of February 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer.

99.3
Subservicing Agreement dated as of February 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.4
Securitization Subservicing Agreement dated as of February 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.5	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 22-590-4-3775) including Endorsements.

99.6	Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0039-0, UW 2510.00 (09/00) including Endorsement; PMI Bulk Deal No. 2007-0093.

Exhibit No.	Description
99.7
Interest Rate Swap Agreement, dated as of February 28, 2007, including schedule to the master agreement, confirmation and credit support annex, between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1.

99.8
Interest Rate Cap Agreement, dated as of February 28, 2007, including schedule to the master agreement, confirmation and credit support annex, between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

Date: March 15, 2007	By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan Title: Senior Vice President

   Index to Exhibits

Exhibit No.	Description

4.1
Trust Agreement dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, Clayton Fixed Income Services Inc., as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of February 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association as Servicer.

99.3
Subservicing Agreement dated as of February 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.4
Securitization Subservicing Agreement dated as of February 1, 2007, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.5	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 22-590-4-3775) including Endorsements.

99.6	Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0039-0, UW 2510.00 (09/00) including Endorsement; PMI Bulk Deal No. 2007-0093.

99.7
Interest Rate Swap Agreement, dated as of February 28, 2007, including schedule to the master agreement, confirmation and credit support annex, between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1.

99.8
Interest Rate Cap Agreement, dated as of February 28, 2007, including schedule to the master agreement, confirmation and credit support annex, between Lehman Brothers Special Financing Inc. and Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1.